                               FIRST AMENDMENT TO
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this
"Amendment") is made and entered into as of March 11, 2005, with an Effective
Date (as defined below) determined in accordance with Section 3 below, by and among SUBURBAN PROPANE, L.P., a Delaware limited partnership (the "Borrower"), the financial institutions from time to time party to the Initial Credit
Agreement referred to below (the "Lenders") and WACHOVIA BANK, NATIONAL
ASSOCIATION, a national banking association, as Administrative Agent for the
Lenders (the "Administrative Agent").

                              Statement of Purpose

     The Borrower, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of October 20, 2004 (the "Initial Credit
Agreement") pursuant to which the Lenders have extended certain credit facilities to the Borrower.

     The Borrower has requested that the Lenders amend the Initial Credit
Agreement to (a) provide a term loan facility in the amount of $125,000,000 (the
"Term Loan Facility"), (b) permit the prepayment of the Senior Notes and all
Refinancing Notes, (c) make related amendments necessary for such purposes and
(d) make such other amendments as are described below. The Initial Credit
Agreement, as amended by this Amendment is hereinafter referred to as the
"Amended Credit Agreement". Subject to the terms and conditions of this
Amendment, the Administrative Agent and the Lenders hereby agree to the requested amendments.

     NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. Definitions. All capitalized, undefined terms used in this
Amendment shall have the meanings assigned thereto in the Initial Credit
Agreement.

     SECTION 2. Amendment to Initial Credit Agreement.

     (a) Amendment to Initial Credit Agreement. Effective on Effective Date, the
Initial Credit Agreement shall be amended in the form attached hereto as Exhibit
A.

     (b) Amendment to Exhibits. Effective on Effective Date, the Exhibits to the
Initial Credit Agreement shall be amended in the form attached hereto as Exhibit
B.

     (c) Amendment to Schedule 1.1(a). Effective on Effective Date, Schedule
1.1(a) to the Initial Credit Agreement shall be amended in the form provided by the Administrative Agent on the Effective Date.

     SECTION 3. Effectiveness. This Amendment shall become effective on the date
(the "Effective Date") upon which the following conditions have been satisfied:

     (a) receipt by the Administrative Agent of an executed original of this
Amendment by the Borrower, the Guarantors and the Required Lenders (or the
Administrative Agent on behalf of and at the direction of the Required Lenders);

     (b) receipt by the Administrative Agent of a duly executed Term Note for each Lender which has requested a Term Note;

     (c) receipt by the Administrative Agent (in form and substance reasonably satisfactory thereto) of a certificate of the secretary or assistant secretary of the Borrower (i) containing a representation that the partnership agreement provided in connection with the Initial Credit Agreement remains unchanged, (ii)
attaching resolutions duly adopted by the respective governing body of the
Borrower authorizing, as applicable, the execution, delivery and performance of this Amendment and any Term Notes and approving the transactions contemplated hereby and (iii) attaching a certificate as of a recent date of the good standing of the Borrower from its jurisdictions of organization;

     (d) receipt by the Administrative Agent (in form and substance reasonably satisfactory thereto) of a legal opinion of counsel to the Borrower addressed to the Administrative Agent and the Lenders with respect to the Borrower, this
Amendment and such other matters as the Administrative Agent shall reasonably request;

     (e) the payment of all outstanding fees and expenses of the Administrative
Agent (including without limitation, legal fees and expenses) incurred in connection with the preparation and negotiation of this Amendment and all documents, certificates and other instruments delivered in connection therewith;

     (f) the receipt by the Borrower of the net proceeds from the issuance of at least $250,000,000 principal amount of new senior notes by the Parent (the "2005
Senior Notes") (either prior to or contemporaneously with the funding of all or part of the Term Loan Facility), on terms and conditions substantially similar to the existing senior notes of the Parent issued pursuant to the indenture dated as of December 23, 2003;

     (g) the issuance by the Borrower of an irrevocable written notice to prepay the Senior Notes and all Refinancing Notes (collectively, the "Redeemed Notes"), including any accrued and unpaid interest and make-whole or premium payments required thereunder, pursuant to the terms of the Senior Note Agreement and
Refinancing Note Agreement, as applicable, and otherwise on terms and conditions reasonably satisfactory to the Administrative Agent;

     (h) the prepayment by the Borrower of at least $297,500,000 principal amount of Redeemed Notes (either prior to or contemporaneously with the funding of all or part of the Term Loan Facility), pursuant to the terms of the Senior
Note Agreement and Refinancing Note Agreement, as applicable, and otherwise on terms and conditions reasonably satisfactory to the Administrative Agent;

     (i) receipt by the Borrower of all necessary approvals, authorizations and consents, if any be required, of any Person, including, without limitation, board approvals of the Parent and the

                                        2

General Partner, as applicable, and of all Governmental Authorities and courts having jurisdiction with respect to the transactions contemplated by this
Agreement;

     (j) no material adverse change shall have occurred since September 25, 2004 in the business, properties, operations, condition (financial or otherwise) or prospects of the Borrower and its subsidiaries taken as a whole and no Default or Event of Default shall exist or would exist under the Amended Credit
Agreement after giving effect to this Amendment;

     (k) with respect to the Borrower or any of its Subsidiaries, no (i) pending or threatened litigation exists that, if adversely determined, could, individually or in the aggregate, reasonably be expected to result in a Material
Adverse Effect or (ii) injunction, order or claim that could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect;
and

     (l) delivery by the Borrower of all financial statements (including, without limitation, financial projections) requested by the Administrative Agent and in form and substance reasonably satisfactory thereto.

     In the event the conditions precedent set forth above are not met prior to the date that is eleven (11) Business Days following the date the 2005 Senior
Notes are priced, this Amendment shall not become effective and shall be of no force and effect.

     SECTION 4. Limited Consent and Amendment. Except as expressly provided in this Amendment, the Initial Credit Agreement and each other Loan Document shall continue to be, and shall remain, in full force and effect. This Amendment shall not be deemed or otherwise construed (a) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of the Initial Credit
Agreement or any other Loan Document, (b) to prejudice any other right or remedies that the Administrative Agent or the Lenders, or any of them, may now have or may have in the future under or in connection with the Initial Credit
Agreement or the Loan Documents, as such documents may be amended, restated or otherwise modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower, the Guarantors or any other person, firm or corporation with respect to any waiver, amendment, modification or any other change to the
Initial Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Borrower, any Guarantor or any of its respective Subsidiaries, on the one hand, and the Administrative Agent or any other Lender, on the other hand.

     SECTION 5. Representations and Warranties/No Default. By their execution hereof, and after giving effect to this Amendment, the Borrower and the
Guarantors hereby certify that (a) each of the representations and warranties set forth in the Initial Credit Agreement and the other Loan Documents is true and correct as of the date hereof as if fully set forth herein (other than representations and warranties which speak as of a specific date pursuant to the
Initial Credit Agreement, which representations and warranties shall have been true and correct as of such specific dates) and that as of the date hereof
(after giving effect to the provisions of this Amendment) no Default or Event of
Default has occurred and is continuing, and (b) the

                                        3

execution, delivery and performance of this Amendment have been authorized by all requisite corporate action on the part of the Borrower and the Guarantors.

     SECTION 6. Acknowledgement by Guarantors. By their execution hereof, each of the Guarantors hereby expressly (a) consents to the modifications and amendments set forth in this Amendment, (b) reaffirms all of its respective covenants, representations, warranties and other obligations set forth in each of the Loan Documents to which it is a party and (c) acknowledges, represents and agrees that its respective covenants, representations, warranties and other obligations set forth in each of the Loan Documents to which it is a party remain in full force and effect.

     SECTION 7. Expenses. The Borrower shall pay all reasonable out-of-pocket expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent.

     SECTION 8. Governing Law. This Amendment shall be governed by, construed and enforced in accordance with the laws of the State of New York.

     SECTION 9. Counterparts. This Amendment may be executed in separate counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument.

     SECTION 10. Fax Transmission. A facsimile, telecopy or other reproduction of this Amendment may be executed by one or more parties hereto, and an executed copy of this Amendment may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Amendment as well as any facsimile, telecopy or other reproduction hereof.

                            [Signature Pages Follow]

                                        4

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal by their duly authorized representatives, all as of the day and year first above written.

                                BORROWER AND GUARANTORS:

                                SUBURBAN PROPANE, L.P., as Borrower

                                By:
                                    --------------------------------------------
                                Name: Robert M. Plante
                                Title: Vice President, Chief Financial
                                       Officer

                                SUBURBAN PROPANE GAS CORPORATION
                                PARGAS, INC.
                                VANGAS, INC.
                                PLATEAU, INC.
                                GAS CONNECTION, INC.
                                SUBURBAN @ HOME, INC.
                                SUBURBAN HOLDINGS, INC.
                                SUBURBAN FRANCHISING, INC.
                                SUBURBAN @ HOME HOLDINGS, INC.
                                SUBURBAN PLUMBING NEW JERSEY, LLC

                                Each of the above,

                                By:
                                    --------------------------------------------
                                Name: Robert M. Plante
                                Title: Vice President, Finance

[First Amendment to Credit Agreement - Suburban Propane, L.P.]

                                SUBURBAN HEATING OIL PARTNERS, LLC
                                AGWAY ENERGY SERVICES, LLC
                                SUBURBAN ALBANY PROPERTY, LLC
                                SUBURBAN BUTLER MONROE STREET PROPERTY, LLC
                                SUBURBAN CANTON BUCK STREET PROPERTY, LLC
                                SUBURBAN CANTON ROUTE 11 PROPERTY, LLC
                                SUBURBAN CHAMBERSBURG FIFTH AVENUE PROPERTY, LLC
                                SUBURBAN COLONIE PROPERTY LLC
                                SUBURBAN ELLENBURG DEPOT PROPERTY, LLC
                                SUBURBAN GETTYSBURG PROPERTY, LLC
                                SUBURBAN LEWISTOWN PROPERTY, LLC
                                SUBURBAN MA SURPLUS PROPERTY, LLC
                                SUBURBAN MARCY PROPERTY, LLC
                                SUBURBAN MIDDLETOWN NORTH STREET PROPERTY, LLC
                                SUBURBAN NEW MILFORD SMITH STREET PROPERTY, LLC
                                SUBURBAN NJ PROPERTY ACQUISITIONS, LLC
                                SUBURBAN NJ SURPLUS PROPERTY, LLC
                                SUBURBAN NY PROPERTY ACQUISITIONS, LLC
                                SUBURBAN NY SURPLUS PROPERTY, LLC
                                SUBURBAN PA PROPERTY ACQUISITIONS, LLC
                                SUBURBAN PA SURPLUS PROPERTY, LLC
                                SUBURBAN ROCHESTER PROPERTY, LLC
                                SUBURBAN SODUS PROPERTY, LLC
                                SUBURBAN TEMPLE PROPERTY, LLC
                                SUBURBAN TONAWANDA PLANT PROPERTY, LLC
                                SUBURBAN TOWANDA PROPERTY, LLC
                                SUBURBAN VERBANK PROPERTY, LLC
                                SUBURBAN VINELAND PROPERTY, LLC
                                SUBURBAN VT PROPERTY ACQUISITIONS, LLC
                                SUBURBAN WALTON PROPERTY, LLC
                                SUBURBAN WASHINGTON PROPERTY, LLC

                                Each of the above,

                                By: GAS CONNECTION, INC., as Manager

                                By:
                                    --------------------------------------------
                                Name: A. Davin D'Ambrosio
                                Title: Treasurer

[First Amendment to Credit Agreement - Suburban Propane, L.P.]

                                SUBURBAN PIPELINE LLC

                                By: SUBURBAN PROPANE, L.P. as Manager

                                By:
                                    --------------------------------------------
                                Name: A. Davin D'Ambrosio
                                Title: Treasurer

[First Amendment to Credit Agreement - Suburban Propane, L.P.]

                                        ADMINISTRATIVE AGENT AND LENDERS:

                                        WACHOVIA BANK, NATIONAL ASSOCIATION, as
                                        Administrative Agent, as Lender, as
                                        Swingline Lender and as an Issuing
                                        Lender

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        FLEET NATIONAL BANK, as Syndication
                                        Agent and Lender

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        CAYLON NEW YORK BRANCH, as Syndication
                                        Agent and Lender

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        CITICORP USA, INC., as Documentation
                                        Agent and Lender

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

[First Amendment to Credit Agreement - Suburban Propane, L.P.]

                                        NATIONAL CITY BANK, as Documentation
                                        Agent and Lender

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        THE BANK OF NEW YORK, as Lender

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        LASALLE BANK NATIONAL ASSOCIATION, as
                                        Lender

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        GOLDMAN SACHS CREDIT PARTNERS L.P., as
                                        Lender

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

[First Amendment to Credit Agreement - Suburban Propane, L.P.]

                                        ISRAEL DISCOUNT BANK OF NEW YORK, as
                                        Lender

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        BANK LEUMI USA, as Lender

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        FIRSTRUST BANK, as Lender

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

[First Amendment to Credit Agreement - Suburban Propane, L.P.]

                                    EXHIBIT A

                        Form of Amended Credit Agreement

                                    EXHIBIT B

                  Form of Exhibits to Amended Credit Agreement